                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of June 1998

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1997-2

    Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the Agreement) each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

    Date of the Certificate                              July 10, 1998
    Monthly Period ending:                               June 30, 1998
    Determination Date                                   July 10, 1998
    Distribution Date                                    July 15, 1998

-------------------------------------------------------------------------------------------------------------------------------
                           GENERAL
-------------------------------------------------------------------------------------------------------------------------------
  201  Amortization Period                                                                                 No              201
  202  Early Amortization Period                                                                           No              202
  203  Class A Investor Amount paid in full                                                                No              203
  204  Class B Investor Amount paid in full                                                                No              204
  205  Collateral Indebtedness Amount paid in full                                                         No              205
  206  Proffitt's Inc. is the Servicer                                                                    Yes              206

--------------------------------------------------------------------------------------------------------------------------------
                                INVESTOR AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                          as of the end of prior           as of the end
                                                                                 Monthly                  of the relevant
                                                                                                           Monthly Period
                                                                          ----------------------          ---------------
                                                                                                                           C>
  207  Series 1997-2 Investor Amount                                       $    235,300,000       207(a)   $  235,300,000  207(b)
  208    Class A Investor Amount                                           $    180,000,000       208(a)   $  180,000,000  208(b)
  209    Class B Investor Amount                                           $     20,000,000       209(a)   $   20,000,000  209(b)
  210    Collateral Indebtedness Amount                                    $     21,000,000       210(a)   $   21,000,000  210(b)
  211    Class D Investor Amount                                           $     14,300,000       211(a)   $   14,300,000  211(b)
  212  Series 1997-2 Adjusted Investor Amount                              $    235,300,000       212(a)   $  235,300,000  212(b)
  213    Class A Adjusted Investor Amount                                  $    180,000,000       213(a)   $  180,000,000  213(b)
  214      Principal Account Balance                                       $              -       214(a)   $            -  214(b)
  215    Class B Adjusted Investor Amount                                  $     20,000,000       215(a)   $   20,000,000  215(b)

  216    Class A Certificate Rate                                                                                 6.50%    216
  217    Class B Certificate Rate                                                                                 6.69%    217
  218    Collateral Indebtedness Interest                                                                      6.25625%    218
  219    Class D Certificate Rate                                                                              6.53125%    219
  220  Weighted average interest rate for Series 1997-2                                                           6.50%    220

                                                                          as of the end of prior           as of the end
                                                                             Monthly Period               of the relevant
                                                                                                          Monthly Period
                                                                          ----------------------          ---------------

 221  Series 1997-2 Investor Percentage with respect to Finance Charge             34.13%         221(a)       34.66%      221(b)
       Receivables
  222    Class A                                                                   26.11%         222(a)       26.51%      222(b)
  223    Class B                                                                    2.90%         223(a)        2.95%      223(b)
  224    Collateral Indebtedness Amount                                             3.05%         224(a)        3.09%      224(b)
  225    Class D                                                                    2.07%         225(a)        2.11%      225(b)

  226  Series 1997-2 Investor Percentage with respect to Principal Receivables     34.13%         226(a)       34.66%      226(b)
  227    Class A                                                                   26.11%         227(a)       26.51%      227(b)
  228    Class B                                                                    2.90%         228(a)        2.95%      228(b)
  229    Collateral Indebtedness Amount                                             3.05%         229(a)        3.09%      229(b)
  230    Class D                                                                    2.07%         230(a)        2.11%      230(b)

  231  Series 1997-2 Investor Percentage with respect to Allocable Amounts         34.13%         231(a)       34.66%      231(b)
  232    Class A                                                                   26.11%         232(a)       26.51%      232(b)
  233    Class B                                                                    2.90%         233(a)        2.95%      233(b)
  234    Collateral Indebtedness Amount                                             3.05%         234(a)        3.09%      234(b)
  235    Class D                                                                    2.07%         235(a)        2.11%      235(b)

------------------------------------------------------------------------------------------------------------------------------------

                     SERIES 1997-2 INVESTOR DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

  236  The sum of the daily allocations of collections of Principal Receivables for the                  $             -   236
       relevant Monthly Period
  237  Class A distribution of collections of Principal Receivables per $1,000 of                        $              -  237
       original principal amount

  238  Class B distribution of collections of Principal Receivables per $1,000 of                        $              -   238
      original principal amount
  239  Collateral Indebtedness Amount distribution of collections of Principal                           $              -   239
      Receivables per $1,000 of original principal amount
  240  Class D distribution of collections of Principal Receivables per $1,000 of                        $              -   240
      original principal amount
  241  Class A distribution attributable to interest per $1,000 of original principal                    $           5.42   241
      amount
  242  Class B distribution attributable to interest per $1,000 of original principal                    $           5.58   242
      amount
  243  Collateral Indebtedness Amount distribution attributable to interest per $1,000                   $           5.21   243
      of original principal amount
  244  Class D distribution attributable to interest per $1,000 of original principal                    $              -   244
      amount
  245 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                      $           1.67   245
      original principal amount

------------------------------------------------------------------------------------------------------------------------------------
                    COLLECTIONS ALLOCATED TO SERIES 1997-2
------------------------------------------------------------------------------------------------------------------------------------

  246  Series allocation of collections of Principal Receivables                                         $     43,367,645   246
  247    Class A                                                                                         $     33,175,419   247
  248    Class B                                                                                         $      3,686,158   248
  249    Collateral Indebtedness Amount                                                                  $      3,870,466   249
  250    Class D                                                                                         $      2,635,603   250

  251  Series allocation of collections of Finance Charge Receivables                                    $      4,422,780   251
  252    Class A                                                                                         $      3,383,342   252
  253    Class B                                                                                         $        375,927   253
  254    Collateral Indebtedness Amount                                                                  $        394,723   254
  255    Class D                                                                                         $        268,788   255

       Available Funds
       ---------------
  256  Class A Available Funds                                                                           $      3,383,342   256
  257      The amount to be withdrawn from the Reserve Account to be included in Class A                 $             -    257
       available funds
  258      Principal Investment Proceeds to be included in Class A Available Funds                       $              -   258
  259      The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class A available funds                                                 $              -   259

  260    Class B Available Funds                                                                         $        375,927   260
  261      The amount to be withdrawn from the Reserve Account to be included in Class B                 $              -   261
       available funds
  262      Principal Investment Proceeds to be included in Class B Available Funds                       $              -   262
  263      The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class B available funds                                                 $              -   263

  264  Collateral Available Funds                                                                        $        394,723   264

  265  Class D Available Funds                                                                           $        268,788   265

------------------------------------------------------------------------------------------------------------------------------------
                          APPLICATION OF COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional
       interest with respect to interest amounts that were due but not paid on a prior                   $        975,000   266
       Distribution date
  267  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A                          $              -   267
       Servicing fee for the related Distribution Date
  268  Class A Allocable Amount                                                                          $        485,804   268
  269  An amount to be included in the Excess Spread                                                     $      1,922,538   269

       Class B
       -------
  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional
       interest with respect to interest amounts that were due but not paid on a prior                   $        111,500   270
       Distribution date
  271  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B                          $              -   271
       Servicing fee for the related Distribution Date

  272  An amount to be included in the Excess Spread                                                      $    264,427   272

       Collateral
       ----------
  273  If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
       Servicing fee for the related Distribution Date                                                    $          -   273
  274  An amount to be included in the Excess Spread                                                      $    394,723   274

       Class D
       -------
  275  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                                    $          -   275
  276  An amount to be included in the Excess Spread                                                      $    268,788   276

  277  Available Excess Spread                                                                            $  2,850,476   277
  278  Available Shared Excess Finance Charge Collections                                                 $          -   278
  279  Total Cash Flow available for 1997-2 waterfall                                                     $  2,850,476   279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267
       and line268                                                                                        $          -   280
  281  The aggregate amount of Class A Investor Charge Offs which have not been
       previously reimbursed                                                                              $          -   281
  282  Class B Required Amount to the extent attributable to line270, and line271                         $          -   282
  283  Class B Allocable Amount                                                                           $     53,978   283
  284  Any remaining portion of the Class B Required Amount                                               $          -   284
  285  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
       Reallocated Principal Collections; (iii) reallocations of the Class B
       Investor Amount to the Class A Investor Amount                                                     $          -   285
  286  Collateral Monthly Interest for the related Distribution Date plus
       Collateral Monthly Interest previously due but not paid to the Collateral
       Indebtedness Holder plus Collateral Additional Interest                                            $    109,484   286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due for the
       relevant Monthly Period and not paid above                                                         $    368,333   287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due but not
       distributed to the Servicer for prior Monthly Periods                                              $          -   288
  289  Collateral Allocable Amount                                                                        $     56,677   289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal
       Collections; (iii) reallocations of the CIA to the Class A or Class B
       Investor Amount                                                                                    $          -   290
  291  The excess, if any, of the Required Cash Collateral Amount over the Available
       Collateral Amount                                                                                  $          -   291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class
       D Certificateholders plus Class D Additional Interest                                              $     77,831   292
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                       $     23,833   293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods                                                                                            $          -   294
  295  Class D Allocable Amount                                                                           $     38,594   295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
       Collections; (iii) reallocations of the Class D Investor Amount to the
       Class A or Class B Investor Amount or CIA                                                          $          -   296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
       pursuant to the Loan Agreement                                                                     $          -   297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on
       deposit in the Reserve Account                                                                     $          -   298
  299  Shared Excess Finance Charge Collections                                                           $  2,121,745   299

  --------------------------------------------------------------------------------------------------------------------------
                                                DETERMINATION OF MONTHLY PRINCIPAL
  --------------------------------------------------------------------------------------------------------------------------
  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                           $          -   300
  301  Available Principal Collections held in the Collection Account                                     $ 43,367,645   301
  302  Class A Accumulation Amount                                                                        $          -   302
  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                       $          -   303
  304  Available Principal Collections held in the Collection Account less
       portion of such Collections applied to Class A Monthly Principal                                   $ 43,367,645   304
  305  Class B Accumulation Amount                                                                        $          -   305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line #307
       and line #308)                                                                                          $          -   306
  307  Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly
       Principal                                                                                               $ 43,367,645   307
  308  Enhancement Surplus                                                                                     $          -   308
  309  Class D Monthly Principal                                                                                $          -   309
  310  Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral
       Monthly Principal                                                                                       $ 43,367,645   310
  ----------------------------------------------------------------------------------------------------------------------------------

                                                   AVAILABLE ENHANCEMENT AMOUNT
  ----------------------------------------------------------------------------------------------------------------------------------

  311  Available Enhancement Amount                                                                            $ 35,300,000   311
  312  Amount on Deposit in the Cash Collateral Account                                                        $          -   312


  ----------------------------------------------------------------------------------------------------------------------------------

                                                 REALLOCATED PRINCIPAL COLLECTIONS
  ----------------------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                                       $          -   313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)                           $          -   314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)                        $          -   315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)                           $          -   316


 -----------------------------------------------------------------------------------------------------------------------------------

                                INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                                               %                   Amount
                                                                                        ----------------       -------------
  317  Series 1997-2 Default Amount                                                         34.13%     317(a)  $    635,054   317(b)
  318  Class A Investor Default Amount                                                      26.11%     318(a)  $    485,804   318(b)
  319  Class B Investor Default Amount                                                       2.90%     319(a)  $     53,978   319(b)
  320  Collateral Default Amount                                                             3.05%     320(a)  $     56,677   320(b)
  321  Class D Investor Default Amount                                                       2.07%     321(a)  $     38,594   321(b)

  322  Series 1997-2 Adjustment Amount                                                                         $          -   322
  323  Class A Adjustment Amount                                                                               $          -   323
  324  Class B Adjustment Amount                                                                               $          -   324
  325  Collateral Adjustment Amount                                                                            $          -   325
  326  Class D Adjustment Amount                                                                               $          -   326

  327  Series 1997-2 Allocable Amount                                                                          $    635,054   327
  328  Class A Allocable Amount                                                                                $    485,804   328
  329  Class B Allocable Amount                                                                                $     53,978   329
  330  Collateral Allocable Amount                                                                             $     56,677   330
  331  Class D Allocable Amount                                                                                $     38,594   331
-----------------------------------------------------------------------------------------------------------------------------------

                                                         REQUIRED AMOUNTS
 -----------------------------------------------------------------------------------------------------------------------------------

  332  Class A Required Amount                                                                                   $          -   332

  333  Class A Monthly Interest for current Distribution Date                                                    $    975,000   333

  334  Class A Monthly Interest previously due but not paid                                                      $          -   334

  335  Class A Additional Interest for prior Monthly Period or previously due but not

       paid                                                                                                      $          -   335

  336  Class A Allocable Amount for current Distribution Date                                                    $          -   336

  337  Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                           $          -   337

  338  Class B Required Amount                                                                                   $          -   338

  339  Class B Monthly Interest for current Distribution Date                                                    $    111,500   339

  340  Class B Monthly Interest previously due but not paid                                                      $          -   340

  341  Class B Additional Interest for prior Monthly Period or previously due but not

       paid                                                                                                      $          -   341

  342  Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                           $          -   342

  343  Excess of Class B Allocable Amount over funds available to make payments                                  $          -   343

  344  Collateral Required Amount                                                                                $          -   344

  345  Collateral Monthly Interest for current Distribution Date                                                 $    109,484   345

  346  Collateral Monthly Interest previously due but not paid                                                   $          -   346


  347  Collateral Additional Interest for prior Monthly Period or previously due but
       not paid                                                                                           $          -   347
  348  Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                                 $          -   348
  349  Excess of Collateral Allocable Amount over funds available to make payments                        $          -   349

 -----------------------------------------------------------------------------------------------------------------------------------

                                                   REDUCTION OF INVESTOR AMOUNTS
 -----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                                  $          -   350
  351  Class A Investor Charge Off                                                                        $          -   351
  352  Reductions of the Class A Investor Amount                                                          $          -   352
       Class B
       -------
  353  Class B Investor Amount reduction                                                                  $          -   353
  354  Class B Investor Charge Off                                                                        $          -   354
  355  Reductions of the Class B Investor Amount                                                          $          -   355
  356  Reallocated Principal Collections applied to Class A
       Collateral                                                                                         $          -   356
       ----------
  357  Collateral Indebtedness Amount reduction                                                           $          -   357
  358  Collateral Indebtedness Amount Charge Off                                                          $          -   358
  359  Reductions of the Collateral Indebtedness Amount                                                   $          -   359
  360  Reallocated Principal Collections applied to Class B
       Class D                                                                                            $          -   360
       -------
  361  Class D Investor Amount reduction                                                                  $          -   361
  362  Class D Investor Charge Off                                                                        $          -   362
  363  Reductions of the Class D Investor Amount                                                          $          -   363
  364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                        $          -   364

  --------------------------------------------------------------------------------------------------------------------------
                                                           SERVICING FEE
  --------------------------------------------------------------------------------------------------------------------------
  365  Series 1997-2 Servicing Fee                                                                        $    392,167   365
  366  Class A Servicing Fee                                                                              $    300,000   366
  367  Class B Servicing Fee                                                                              $     33,333   367
  368  Collateral Servicing Fee                                                                           $     35,000   368
  369  Class D Servicing Fee                                                                              $     23,833   369

 ---------------------------------------------------------------------------------------------------------------------------
                                                          RESERVE ACCOUNT
 ---------------------------------------------------------------------------------------------------------------------------
  370  Required Reserve Account Amount ( if applicable)                                                          N/A     370
  371  Reserve Account Reinvestment Rate (if applicable)                                                         N/A     371
  372  Reserve Account balance                                                                            $        -     372
  373  Accumulation Period Length                                                                          12 months     373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
       July, 1998.

       Proffitt's, Inc.,
       as Servicer

       By James S. Scully
         ---------------------------------
       Name:  James S. Scully
       TITLE: VICE PRESIDENT AND TREASURER